EXHIBIT 10.4

FIRST AMENDMENT TO LEASE

PARKRIDGE TWO BUILDING

RESTON, VIRGINIA

This First Amendment (“First Amendment”) to Lease made this 8th day of November 2005 by and between Parkridge Phase Two Associates Limited Partnership (the “LANDLORD”) and InPhonic, Inc., a Delaware corporation (the “TENANT”).

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease agreement dated July 27, 2005 (the “Lease”) pursuant to which Tenant leased 13,064 rentable square feet of building signage space in the building located at 10803/10805 Parkridge Boulevard, Reston, Virginia;

WHEREAS, Tenant desires to expand their Premises by an additional 8,104 rentable square feet (the “Expansion Space”), as outlined on Exhibit A-1.

WHEREAS, all terms and conditions of the Lease shall remain in full force and effect except as otherwise set forth herein.

NOW THEREFORE, in consideration of One Dollar ($1.00) cash in hand paid and in further consideration of the foregoing and the respective rights and obligations hereinafter set forth, Landlord and Tenant agree to modify the Lease as follows:

1.	Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Lease.

2.	Expansion Premises: The Premises (as defined in Section 1.11 of the Lease) shall be expanded to include 8,104 rentable square feet on the first (1st) floor (“Expansion Space”) of Parkridge Two, Suite 150, as shown on Exhibit A-1 attached hereto.

3.	Term: The term of the lease of the Expansion Space pursuant to this First Amendment shall be the Lease Term as defined in the Lease and shall be co-terminus with the Lease Term.

4.	Commencement Date: The earlier of actual occupancy for the conduct of Tenants business (as opposed to improvements to the Expansion Premises) or November 16, 2005.

5.	Expiration Date: February 28, 2007 subject to adjustment as set forth in Article III of the Lease.

6.	Basic Rent: The Basic Rent set forth in the Lease shall be modified to add the Basic Rent for the Expansion Space at a rate of $24.00 per rentable square foot as outlined in Exhibit A-2 attached hereto.

7.	Security Deposit: The Security Deposit set forth in the Lease shall be increased by Two (2) month’s Basic Rent for the Expansion Space ($32,416.00) due at First Amendment execution.

8.	Lease Renewal: Two (2) additional terms of six (6) months to two (2) years renewal options exercisable on ten (10) months advanced written notice at fair market value.

9.	Improvements: Landlord will provide $2.14 per square foot allowance to the Expansion Premises ($17,306.54). Tenant will manage its own construction and plans, drawings and permits and will accept the Premises in an “As-Is” condition. Tenant shall be responsible for schedule delays beyond Rent Commencement date. Landlord will not charge a fee to review plans but must approve all alterations and will respond in no more than five (5) business days. Tenant’s contractors may have access to the Premises in no less than four (4) hours notice during regular business hours. Additionally, Landlord shall re-carpet/tile the 10805 first (1st) floor common corridor (eastern side of the building) at its own expense and remove the security door in the common corridor. Landlord agrees to consult with Tenant on these common corridor improvements and reasonably consider any suggestions Tenant may offer.

10.	Signage: Landlord shall provide a listing on the building monument sign, in the lobby directory and building standard signage on the suite entrance at Landlord’s expense. Tenant, at Tenant’s expense, shall have the right to install a sign in the west lobby on the wall to the left of the security desk (if you are facing that desk) subject to Landlord’s approval. Tenant will be responsible to restore the common area to its original condition.

11.	Tenant Broker: The Staubach Company shall be paid a commission based upon a separate agreement.

12.	All other terms and conditions of the Lease dated July 27, 2005, shall remain unchanged and in full force and effect and shall control and govern the rights and obligations of the Landlord and Tenant under this First Amendment.

13.	Conflict of Terms. In the event of a conflict or inconsistency between the terms, covenants, conditions and provisions of the Lease and those of this First Amendment, the terms, covenants, conditions and provisions of the Lease shall control and govern the rights and obligations of the Landlord and Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease under seal as of the Date of the First Amendment to Lease.

ATTEST/WITNESS:		LANDLORD: Parkridge Phase Two Associates Limited Partnership

/s/ Robin Greenstreet		By:	Parkridge Two, Inc., General Partner
Name:	Robin Greenstreet
		By:	/s/ Christopher W. Walker
		Name:	Christopher W. Walker
		Title:	President
		Date:	11/9/05

ATTEST/WITNESS:		TENANT: Inphonic, Inc.

/s/ John Griffin		By:	/s/ Aaron Daniels
Name:	John Griffin	Name:	Aaron Daniels
		Title:	Senior Vice President, Corporate Treasurer
		Date:	11/8/05

STATE OF VIRGINIA

COUNTY OF FAIRFAX

I, the undersigned, Notary Public in and for the jurisdiction aforesaid do hereby certify that CHRISTOPHER W. WALKER, President of Parkridge Two, Inc., General Partner of Parkridge Phase Two Associates Limited Partnership, whose signature is signed to the foregoing First Amendment to Lease, personally appeared before me this 9th day of November 2005, and acknowledged the same before me and in my jurisdiction aforesaid.

/s/ [Illegible]
NOTARY PUBLIC

My commission expires:

STATE OF

COUNTY OF

I, the undersigned, Notary Public, in and for the jurisdiction aforesaid, do hereby certify that Aaron Daniels, Senior Vice President, Corporate Treasurer, Inphonic, Inc., whose signature is signed to the foregoing First Amendment to Lease, personally appeared before me this 9th day of November 2005, and acknowledged the same before me in my jurisdiction aforesaid.

/s/ [Illegible]
NOTARY PUBLIC

My Commission Expires: 4/30/2009

EXHIBIT A-1

Plan Showing the Premises

[Drawing]

EXHIBIT A-2

RENT SCHEDULE

DATE	PER ANNUM	PER MONTH	PSF
11/16/05-11/15/06	$194,496.00	$16,208.00	$24.00
11/16/06-02/28/07	$200,817.12	$16,734.76	$24.78

NOTE: Base Rent is escalated annually by 3.25%.